EXHIBIT 10(U)
GENERAL MOTORS CORPORATION
General Motors
Executive Retirement Plan
Effective for Retirements on and after
January 1, 2007
(Effective January 1, 2008)

GENERAL MOTORS
EXECUTIVE RETIREMENT PLAN
The Executive Retirement Plan (ERP) is an unfunded, nonqualified deferred compensation plan. The Plan is structured to qualify for certain exemptions from the eligibility, funding and other requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and, further, ERP benefits are computed without regard to compensation limits imposed under the Internal Revenue Code.
Article I. Purpose; Administration; and Effective Date
Article I, Section I. Purpose of the Plan
The purpose of the General Motors Executive Retirement Plan (the Plan) is to help provide eligible retiring salaried executive employees of General Motors Corporation (hereinafter referred to as the “Corporation”) as well as eligible retiring executive employees of General Motors Acceptance Corporation (GMAC) and General Motors Asset Management (GMAM) an overall level of monthly retirement benefits, or lump sum distributions of account balances, which are competitive with the benefits provided executives retiring from other major U.S. industrial companies. To achieve this goal, the monthly retirement benefits determined under the tax-qualified General Motors Retirement Program for Salaried Employees (hereinafter referred to as the “Retirement Program”), or account balances determined under the tax-qualified Savings-Stock Purchase Program (hereinafter referred to as the “S-SPP”) plus any benefits payable under certain other GM-provided benefit programs, may be supplemented by benefits provided under the formulas of this Plan. It is intended that this Plan, in relevant part, qualify as an “excess benefit plan” under Section 3(36) of ERISA and, in relevant part, as a plan “providing deferred compensation for a select group of management or highly compensated employees” under Section 201(2) of ERISA.

GENERAL MOTORS
EXECUTIVE RETIREMENT PLAN
Article I, Section II. Administration of the Plan
(a)	This Plan shall at all times be maintained, considered, and administered as a non-qualified plan that is wholly separate and distinct from the Retirement Program and the S-SPP.

(b)	Benefits under this Plan are not guaranteed.

(c)	The Corporation is the Plan Administrator. The Plan Administrator has discretionary authority to construe, interpret, apply, and administer the Plan and serves as the first step of the Plan appeal process. Any and all decisions of the Plan Administrator as to interpretation or application of this Plan shall be given full force and effect unless it is proven that the interpretation or determination was arbitrary and capricious.

(d)	The Plan Administrator shall have the full power to engage and employ such legal, actuarial, auditing, tax, and other such agents, as it shall, in its sole discretion, deem to be in the best interest of the Corporation, the Plan, and its participants and beneficiaries.

(e)	The expenses of administering this Plan are borne by the Corporation and are not charged against its participants and beneficiaries.

(f)	Various aspects of Plan administration have been delegated to the Plan recordkeeper selected by the Plan Administrator. In carrying out its delegated responsibilities, the Plan recordkeeper shall have discretionary authority to construe, interpret, apply, and administer the Plan provisions. The discretionary authority delegated to the Plan recordkeeper shall, however, be limited to the Plan terms relevant to its delegated responsibilities and shall not permit the Plan recordkeeper to render a determination or to make any representation concerning benefits which are not provided by the express terms of the Plan. The Plan recordkeeper’s actions shall be given full force and effect unless determined by the Plan Administrator to be contrary to the Plan provisions or arbitrary and capricious.

(g)	For purposes of the Plan, a Plan Year shall mean the 12-month period beginning January 1 and ending December 31.

GENERAL MOTORS
EXECUTIVE RETIREMENT PLAN
Article I, Section III. Effective Date
The Corporation established the Supplemental Executive Retirement Program (“SERP”) under Article II of this Plan effective December 1, 1985. The Plan has been amended from time to time. Effective January 1, 2007, the name of the Plan was changed from the SERP to the “Executive Retirement Plan (ERP)”. The terms and conditions of the ERP are set forth in Article II. ERP benefits for service through December 31, 2006 were frozen as described in Article II, Section II and Section III and new benefit formulas for service on and after January 1, 2007 were adopted, as described in Article II, Section IV and Section V. In addition, effective January 1, 2007, the Benefit Equalization Plan (BEP) was merged into this Plan, the terms and conditions of which are set forth in Article III.

GENERAL MOTORS
EXECUTIVE RETIREMENT PLAN
Article I, Section IV. Individuals Not Eligible; Suspensions; and Normal Retirement Age
(a)	The following classes of individuals are ineligible to participate in the Plan regardless of any other Plan terms to the contrary, and regardless of whether the individual is a common-law employee of the Corporation:
(1)	Any individual who provides services to the Corporation where there is an agreement with a separate company under which the services are provided. Such individuals are commonly referred to by the Corporation as “contract employees” or “bundled-services employees;”

(2)	Any individual who has signed an independent contractor agreement, consulting agreement, or other similar personal services contract with the Corporation;

(3)	Any individual that the Corporation, in good faith, classifies as an independent contractor, consultant, contract employee, or bundled-services employee during the period the individual is so classified by the Corporation.
The purpose of Section IV (a) is to exclude from participation in the Plan all persons who actually may be common-law employees of the Corporation, but are not paid as though they are employees of the Corporation regardless of the reason they are excluded from the payroll, and regardless of whether the exclusion is correct.
(b)	Notwithstanding the provisions of this Section IV, vested benefits will be suspended or forfeited if an executive employee or retired executive employee engages in activity that is competitive with the Corporation and/or otherwise acts in a manner inimical or contrary to the best interests of the Corporation or if an executive or a retired executive does not respond to the Corporation’s request for information relating to this paragraph.

(c)	Normal Retirement Age (NRA) is 65.

GENERAL MOTORS
EXECUTIVE RETIREMENT PLAN
Article II. Executive Retirement Plan
Article II, Section I. Eligibility and Vesting
(a)	Date of vesting is the first date the employee satisfies the requirements set forth in Section I (b), (c) and (d), respectively.

(b)	To be eligible for a vested benefit under Section II or III of this Article, payable upon separation from service, an executive employee must meet the following requirements:
(1)	Be a Regular Active or Flexible Service U.S. executive employee or U.S. International Service Personnel executive employee as of December 31, 2006 (appointments on or after January 1, 2007 are ineligible for benefits under Section II or III); and

(2)	As of the date of vesting be a Regular Active or Flexible Service U.S. executive employee or U.S. International Service Personnel executive employee; and

(3)	As of the date of vesting have at least 10 years of combined Part B Retirement Program credited service, Part C Retirement Program credited service and credited service as determined under the Retirement Program accrued on and after January 1, 2007; and

(4)	As of the date of vesting be at least 55 years old.
(c)	To be eligible for a vested benefit under Section IV of this Article, payable upon separation from service, an employee must meet the following requirements:
(1)	Be a Regular Active or Flexible Service U.S. executive employee or U.S. International Service Personnel executive employee on or after January 1, 2007 with a length of service date prior to January 1, 2001; and

(2)	As of the date of vesting be a Regular Active or Flexible Service U.S. executive employee or U.S. International Service Personnel executive employee; and

GENERAL MOTORS
EXECUTIVE RETIREMENT PLAN
Article II, Section I. (c) (3)
(3)	As of the date of vesting have at least 10 years of combined Part B Retirement Program credited service and credited service as determined under the Retirement Program accrued on and after January 1, 2007; and

(4)	As of the date of vesting be at least 55 years old.
(d)	To be eligible for a vested benefit under Section V of this Article, payable upon separation from service, an employee must meet the following requirements:
(1)	Be a Regular Active or Flexible Service U.S. executive employee or U.S. International Service Personnel executive employee on or after January 1, 2007 with a length of service date on or after January 1, 2001; and

(2)	As of the date of vesting be a Regular Active or Flexible Service U.S. executive employee or U.S. International Service Personnel executive employee; and

(3)	As of the date of vesting have at least 10 years of combined Part C Retirement Program credited service and S-SPP credited service accrued on and after January 1, 2007; and

(4)	As of the date of vesting be at least 55 years old.
(e)	Eligible executives will be vested in any frozen SERP and/or ERP benefits under this Article II upon their attainment of age 55 with a minimum of 10 years’ credited service where credited service is defined as:
(1)	A combination of Part B credited service (as defined in the Retirement Program) plus credited service in the Retirement Program on and after January 1, 2007, or a combination of Part C credited service (as defined in the Retirement Program) plus S-SPP credited service for service on and after January 1, 2007.
(f)	General Motors Asset Management executives who on or after August 4, 2003 are transferred to GMAM or hired or promoted into executive status may be eligible for benefits under Section II, IV or V if they meet all eligibility requirements, but are not eligible for benefits under the frozen Alternative SERP formula described in Section III.

GENERAL MOTORS
EXECUTIVE RETIREMENT PLAN

Article II, Section II.	Calculation of Regular Formula SERP Benefits for Credited Service Accrued Prior to January 1, 2007
(a)	Regular Formula SERP benefits determined under this Section II as in effect prior to January 1, 2007, shall be frozen as of December 31, 2006. The amount of the frozen Regular Formula SERP benefits shall be calculated using the following factors:
(1)	Part B or Part C Retirement Program credited service accrued as of December 31, 2006.

(2)	Average monthly base salary for the highest 60 of the 120 months immediately preceding January 1, 2007, as described in Article II, Section II (f).

(3)	The sum of all frozen accrued monthly benefits determined under the Retirement Program as of December 31, 2006, prior to reduction for the cost of any survivor coverage.

(4)	Two percent (2%) of the maximum monthly Primary Social Security benefit payable in 2007 (regardless of actual receipt) multiplied by the executive’s years of Part A or Part C credited service, determined as of December 31, 2006, under the Retirement Program.
(b)	Regular Formula SERP benefits under this Article II, Section II shall be determined for all executive employees on the active rolls as of December 31, 2006. Those appointed to executive positions on or after January 1, 2007 are ineligible for SERP benefits under this Section.

(c)	Executives must meet the eligibility and vesting requirements as set forth in Article II, Section I to be eligible for SERP benefits under this Article II, Section II.

GENERAL MOTORS
EXECUTIVE RETIREMENT PLAN
Article II, Section II. (d)
(d)	The frozen monthly benefit determined under this Article II, Section II shall be an amount equal to two percent (2%) of average monthly base salary for the highest 60 of the 120 months immediately preceding January 1, 2007 (as described in Article II, Section II (f) below), multiplied by the years of credited service, determined as of December 31, 2006, used to determine the frozen Part B Supplementary benefit or the frozen benefit under the Account Balance Plan feature under Part C under the Retirement Program (hereinafter referred to as the “ABP”), less the sum of (1) all frozen accrued monthly benefits determined under the Retirement Program, prior to reduction for the cost of any survivor coverage, and BEP (if any), including the annuitized value of the frozen accrued ABP benefit (as described in Article II, Section II (g) below), (2) two percent (2%) of the monthly maximum Primary Social Security benefit payable in 2007 (regardless of actual receipt) multiplied by the executive’s years of Part A or Part C credited service, determined as of December 31, 2006, under the Retirement Program, and (3) any benefits payable under certain other GM-provided benefit programs, such as Extended Disability Benefits.

(e)	The “Special Benefit” provided under the GM Health Care Program is not taken into account in determining the amount of any monthly SERP benefit payable under this Article II, Section II.

(f)	For purposes of this Article II, Section II, average monthly base salary means the monthly average of base salary for the highest 60 of the 120 months immediately preceding January 1, 2007. For executives with less than 60 months of base salary history prior to January 1, 2007, the executive’s starting monthly base salary will be imputed for the number of months less than 60.

(g)	For purposes of determining the SERP benefits under this Article II, Section II for executives with a length of service date on and after January 1, 2001 who participate in the ABP, the frozen ABP amount accrued as of December 31, 2006 shall be converted to an annuity for the purpose of offsetting this amount from the target SERP using the following methodology:

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EXECUTIVE RETIREMENT PLAN
Article II, Section II. (g) (1)
(1)	First, credit the December 31, 2006 ABP account balance with interest credits until Normal Retirement Age (age 65) using the ABP crediting rate in effect as of December 31, 2006 to calculate a projected lump sum value at NRA.

(2)	Second, convert the amount determined under (1) above to an annuity using the Retirement Program mortality table and the same ABP crediting rate used in Article II, Section II (g) (1) above as the discount rate.
a)	Both the mortality table and the crediting rate will be those that were in effect under the Retirement Program as of December 31, 2006.
(3)	Third, offset target frozen SERP with the annuitized amount determined under (2) above.
(h)	For purposes of calculating the SERP benefits under this Article II, Section II, the SERP benefit amounts will not be increased due to any election regarding commencement of Retirement Program benefits on a reduced for early receipt basis.

(i)	The monthly Social Security offset amount used in paragraph (d) of this Section shall be based upon the maximum 2007 monthly Primary Social Security benefit, regardless of the executive’s age as of January 1, 2007 or availability to him/her of a U. S. Social Security benefit. This Social Security offset amount shall not be changed for any subsequent Social Security increase.

(j)	Any post-retirement increase under the Retirement Program does not reduce any monthly benefit payable under this Plan. For purposes of this subsection, adjustments to the IRC Section 415 limits are not considered post-retirement increases.

GENERAL MOTORS
EXECUTIVE RETIREMENT PLAN

Article II, Section III.	Calculation of Alternative Formula SERP Benefits for Credited Service Accrued Prior to January 1, 2007
(a)	Alternative Formula SERP benefits determined under this Article II, Section III as in effect prior to January 1, 2007, shall be frozen as of December 31, 2006. The amount of the frozen benefits shall be calculated using the following factors:
(1)	Part B or Part C Retirement Program credited service accrued as of December 31, 2006 (maximum 35 years).

(2)	Average total direct compensation is the total of:
a)	Average monthly base salary for the highest 60 of the 120 months immediately preceding January 1, 2007, as described in Article II, Section III (g) below, plus

b)	Average monthly incentive compensation determined by dividing the total of the highest five of the ten years of annual incentive awards received for the period 1997 through 2006, as described in Article II, Section III (h) below, by 60.
(3)	The sum of all frozen accrued monthly benefits determined under the Retirement Program as of December 31, 2006, prior to reduction for the cost of any survivor coverage.

(4)	One hundred percent (100%) of the maximum monthly Primary Social Security benefit payable in 2007 (regardless of actual receipt).
(b)	Alternative Formula SERP benefits under this Article II, Section IIl shall be determined for all executive employees on the active rolls as of December 31, 2006. Those appointed to executive positions on or after January 1, 2007 are ineligible for frozen Alternative Formula SERP benefits.

(c)	Executives must meet the eligibility and vesting requirements as set forth in Article II, Section I to be eligible for SERP benefits under this Article II, Section III.

GENERAL MOTORS
EXECUTIVE RETIREMENT PLAN
Article II, Section III. (d)
(d)	The frozen monthly benefit determined under this Article II, Section IIl for an eligible retiring executive shall be the greater of the monthly benefit, if any, determined under either (1) the formula set forth in this Article II Section IIl or (2) the formula described in Article II, Section II.

(e)	The frozen monthly benefit determined under this Article II, Section III will equal 1.5% of average total direct compensation (monthly base salary plus average monthly annual incentive compensation, as defined in Article II, Section III (g) and Article II, Section III (h) below), multiplied by the executive’s years of credited service (35-year maximum), determined as of December 31, 2006, used to determine the frozen Part B Supplementary benefits or the frozen ABP benefits, less the sum of (1) all frozen accrued monthly benefits determined under the Retirement Program, prior to reduction for the cost of any survivor coverage, and BEP (if any), including the annuitized value of any frozen accrued ABP benefit, (as described in Article II, Section III (i) below), (2) 100% of the maximum monthly Primary Social Security benefit payable in 2007 (regardless of executive’s age in January 2007 or availability to him/her of a U.S. Social Security benefit), and (3) any benefits payable under certain other GM-provided programs, such as Extended Disability.

(f)	The “Special Benefit” provided under the GM Health Care Program is not taken into account in determining the amount of any monthly benefits payable under this Article II, Section III.

(g)	For purposes of this Article II, Section III, average monthly base salary means the monthly average of base salary for the highest 60 of the 120 months immediately preceding January 1, 2007. For executives with less than 60 months of base salary history prior to January 1, 2007, the executive’s starting monthly base salary will be imputed for the number of months less than 60.

GENERAL MOTORS
EXECUTIVE RETIREMENT PLAN
Article II, Section III. (h)
(h)	For purposes of this Article II, Section III, average monthly incentive compensation means an amount determined by dividing the total of the highest five of the ten years of annual incentive awards received for the period 1997 through 2006, by 60. For executives with less than five years of service as of December 31, 2006 or those appointed to executive status within the last five years, the average of annual incentive compensation awards paid for service through December 31, 2006 divided by the number of years since date of hire or date of appointment to December 31, 2006 shall be imputed for the number of years less than five. Each annual incentive award amount is the final award amount related to the performance period year for which it was awarded. Moreover, neither Stock Performance Program awards, Stock Incentive Plan grants, Cash-Based Restricted Stock Unit awards nor any other form of incentive payment, are eligible for inclusion in determining a benefit under this Article II, Section III. Non-consecutive years within the 1997 through 2006 period may be used for determining the blended amount of average monthly (1) base salary, and (2) incentive compensation.

(i)	For purposes of calculating the benefits under this Article II, Section III for executives with a length of service date on and after January 1, 2001 who participate in the ABP, the frozen ABP account balance accrued as of December 31, 2006 shall be converted to an annuity for the purpose of offsetting this amount from the frozen target Alternative Formula SERP using the following methodology:
(1)	First, credit the December 31, 2006 ABP account balance with interest credits until Normal Retirement Age (age 65) using the ABP crediting rate in effect as of December 31, 2006 to calculate a projected lump sum value at NRA.

GENERAL MOTORS
EXECUTIVE RETIREMENT PLAN
Article II, Section III. (i) (2)
(2)	Second, convert the amount determined under (1) above to an annuity using the Retirement Program mortality table and the same ABP crediting rate used in Article II, Section II (g) (1) as the discount rate.
a)	Both the mortality table and the crediting rate will be those that were in effect under the Retirement Program as of December 31, 2006.
(3)	Third, offset frozen target Alternative Formula SERP with the amount determined under (2) above.
(j)	For purposes of calculating the SERP benefits under this Article II, Section III, the SERP benefit amounts will not be increased due to any election regarding commencement of Retirement Program benefits on a reduced for early receipt basis.

(k)	The monthly Social Security offset amount used in paragraph (e) of this Section shall be based upon the maximum 2007 Primary Social Security benefit, regardless of the executive’s age as of January 1, 2007 or availability to him/her of a U. S. Social Security benefit. This Social Security offset amount shall not be changed for any subsequent Social Security increase.

(l)	Any post-retirement increase under the Retirement Program does not reduce any monthly frozen Alternative Formula benefit that may become payable. For purposes of this subsection, adjustments to the IRC Section 415 limits are not considered post-retirement increases.

(m)	General Motors Asset Management executives who on or after August 4, 2003 are transferred to GMAM or hired or promoted into executive status are ineligible for benefits under this Article II, Section III.

GENERAL MOTORS
EXECUTIVE RETIREMENT PLAN

Article II, Section IV.	Calculation of 1.25% Career Average Pay Benefits for Credited Service Accrued on and after January 1, 2007 for Executives With a Length of Service date Prior to January 1, 2001
(a)	Effective for service on and after January 1, 2007, ERP benefits under this Article II, Section IV for Regular Active or Flexible Service U.S. executives, or U. S. International Service Personnel executives, with a length of service date prior to January 1, 2001 will be calculated using a 1.25% Career Average Pay formula as set forth in this Article II, Section IV.

(b)	To be eligible for a 1.25% Career Average Pay ERP Benefit, an executive employee must:
(1)	Be a Regular Active or Flexible Service U.S. executive, or U.S. International Service Personnel executive, on and after January 1, 2007 with a length of service date prior to January 1, 2001; and

(2)	Be at work for GM or GMAM on or after January 1, 2007; and

(3)	Meet the eligibility and vesting requirements as set forth in Article II, Section I.
(c)	Eligible executives will accrue benefits under this Article II, Section IV with respect to actual base salary and Annual Incentive Plan final awards received while an executive for service on and after January 1, 2007 equal to 1.25% of the total of base salary plus Annual Incentive Plan final awards received in excess of the compensation limit under IRC 401(a)(17) in effect for the Retirement Program. As benefits are specified on a career average pay basis, subsequent base salary increases will not impact the value of previously accrued benefits.
(1)	Annual Incentive Plan final awards are defined as those paid with respect to annual incentive compensation performance periods commencing on and after January 1, 2007.

(2)	Pro-rata annual incentive awards attributable to the year of retirement will not be used in the calculation of benefits under this Section.

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EXECUTIVE RETIREMENT PLAN
Article II, Section IV. (c) (3)
(3)	General Motors Asset Management executives who on or after August 4, 2003 are transferred to GMAM or hired or promoted into executive status are ineligible for 1.25% Career Average Pay ERP benefits calculated with respect to annual incentive compensation.

GENERAL MOTORS
EXECUTIVE RETIREMENT PLAN

Article II, Section V.	Calculation of 4% Defined Contribution Benefits for Credited Service Accrued on and after January 1, 2007
(a)	Effective for service on and after January 1, 2007, ERP benefits under this Article II, Section V for Regular Active or Flexible Service U.S. executives, or U.S. International Service Personnel executives, with a length of service date on and after January 1, 2001 will be accumulated using a 4% defined contribution formula.

(b)	To be eligible for the 4% defined contribution benefits under this Section , an executive employee must:
(1)	Be a Regular Active or Flexible Service U.S. executive, or U.S. International Service Personnel executive, with a length of service date on or after January 1, 2001; and

(2)	Be at work for GM or GMAM on or after January 1, 2007; and

(3)	Meet the eligibility and vesting requirements as set forth in Article II, Section I.
(c)	Eligible executives with a length of service date on and after January 1, 2001 will accrue benefits under this Article II, Section V with respect to actual base salary and Annual Incentive Plan final awards received while an executive for service on and after January 1, 2007 equal to 4% of the total of base salary plus Annual Incentive Plan final awards received in excess of the annual compensation limit under IRC 401(a)(17) in effect for the S-SPP. Once the total of base salary and eligible Annual Incentive Plan final awards received in any Plan Year exceed the compensation limit under IRC 401(a)(17) in effect for the S-SPP for that year, notional contributions shall be allocated each pay period into an unfunded defined contribution account maintained for each eligible executive on a book reserve basis.
(1)	Annual Incentive Plan final awards are defined as those paid with respect to annual incentive compensation performance periods commencing on and after January 1, 2007.

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EXECUTIVE RETIREMENT PLAN
Article II, Section V. (c) (2)
(2)	Pro-rata annual incentive awards attributable to the year of retirement will not be used in the calculation of benefits under this Section.

(3)	General Motors Asset Management executives who on or after August 4, 2003 are transferred to GMAM or hired or promoted into executive status are ineligible for the 4% benefits calculated with respect to annual incentive compensation.
(d)	The individual amounts for each eligible executive shall be an unfunded, notional defined contribution account that will be credited with earnings based on investment options as selected by the executive from the list below:
(1)	GM $1-2/3 Par Value Common Stock

(2)	Promark Income Fund

(3)	Pyramis Strategic Balanced Commingled Pool

(4)	Promark Large Cap Index Fund

(5)	Fidelity Emerging Market Fund

(6)	Fidelity Contrafund

(7)	Fidelity Diversified International
Until such time as the executive makes an eligible investment choice, the executive’s account will be credited with earnings based on the Pyramis Strategic Balanced Commingled Pool. In the event any of the listed funds are discontinued, absent an election by the executive (if any), the notional amounts in such funds will be transferred to other funds designated by the Plan Administrator.

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EXECUTIVE RETIREMENT PLAN

Article II, Section VI.	Payment of Benefits
(a)	Payment of benefits determined pursuant to Article II, Section II, III, IV or V of this Plan, are payable in accordance with the provisions of Article II, Section VI (c) below effective the first day of the month following the employee’s separation from service.
(1)	In the event of disability, as defined under IRC Section 409A, payment of benefits will commence from the first day of the month following twelve months of a Corporation approved disability leave of absence.

(2)	Payment of benefits will commence not later than 90 days following separation from service or termination of disability leave of absence.
(b)	The payment of benefits under this Plan shall be reduced, in an amount up to $5,000 per year, as repayment of amounts that a Participant owes the Corporation or any subsidiary, for any reason, including but not limited to benefit overpayments, wage overpayments, and amounts due under all incentive compensation plans. The Participant will be relieved of liability in the amount of the reduction following the payment to the Corporation.

(c)	Prior to payment, all vested Plan benefits, including any frozen SERP benefits, if applicable, will be converted to a five year monthly annuity form of payment.
(1)	For retirements or death in service at or after age 60, the monthly value of benefits under the Plan shall be unreduced for early age receipt.

(2)	For retirements commencing at age 55 to age 59 and 11 months, or death in service at or after age 55 and prior to age 60, the monthly value of any Plan benefits determined under Article II, Section IV, and any frozen SERP benefits determined under Article II, Section II or III for executives with a length of service date prior to January 1, 2001, shall be reduced for early age receipt prior to conversion to a five year monthly annuity form of payment. The defined contribution individual account plan benefits under Article II, Section V for executives with a length of service date on or after January 1, 2001 will be converted to a five year monthly annuity form of payment without applying an early age reduction.

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EXECUTIVE RETIREMENT PLAN
Article II, Section VI. (c) (3)
(3)	In the event of disability as defined in Article II, Section VI (a) (1) above, the monthly value of benefits under Article II of this Plan shall be unreduced for early age receipt and converted to a five year monthly annuity using the following methodology:
a)	First, offset the lifetime monthly annuity value of benefits under this Article II by the amount of any Extended Disability Benefits (EDB) payable to age 65 to determine the amount of monthly ERP and frozen SERP payable to age 65, if any.
1)	For this purpose, the conversion of any Article II, Section V ERP to a lifetime monthly annuity will use the Retirement Program discount rate in effect at the date of total and permanent disability retirement.
b)	Second, convert the monthly value of benefits determined in Article II, Section VI (c) (3) a) above to a five year monthly annuity using age at effective date of total and permanent disability retirement.

c)	Third, convert the lifetime monthly annuity value of benefits under this Article II payable from age 65 to a five year annuity using age 65 as the effective date of payment.

d)	Fourth, add the five year annuity values calculated in Article II, Section VI (c) (3) (b) plus Article II, Section VI (c) (3) (c) above to determine the total amount of the five year annuity payment.
(4)	Early receipt reduction factors will be identical to those used under the terms of the Retirement Program.

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EXECUTIVE RETIREMENT PLAN
Article II, Section VI. (c) (5)
(5)	The conversion of the monthly value of any benefits determined under Article II, Section II, III and IV (after applying any reduction for early age receipt) to a five year annuity form of payment, shall be made using the same discount rate and mortality tables applicable under the Retirement Program at date of separation from service. The defined contribution benefits under Article II, Section V for executives with a length of service date on or after January 1, 2001, will not use a mortality table for the conversion to a five year annuity form of payment.

(6)	Should the executive die during the five year annuity payment period, the remaining five year annuity payments will be converted to a one-time lump sum and paid to a beneficiary named at date of retirement. If the executive is married at date of retirement spousal consent will be required to name a beneficiary other than the spouse. If the primary beneficiary has predeceased the executive, any contingent beneficiaries designated for the executive’s Basic Group Life Insurance will receive the lump sum payment. If more than one person is named as the eligible beneficiary for the executive’s Basic Group Life Insurance at date of death, the lump sum will be paid at the percentages designated for their respective interests as eligible beneficiaries of the executive’s Basic Group Life Insurance. If their respective interests are not specified, their interests shall be several and equal. If a non-living entity such as a trust is named as beneficiary, or the executive should have no living beneficiary, any remaining five year annuity payments will be converted to a one-time lump sum for final payment.

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EXECUTIVE RETIREMENT PLAN
Article II, Section VI. (c) (7)
(7)	Should an executive who is vested pursuant to the provisions of Article II, Section I die during active service with General Motors, any five year annuity benefits payable under Article II, Section VI (c) (1) and Article II, Section VI (c) (2) will be converted to a one-time lump sum and paid to the executive’s surviving spouse. If the executive is not married at date of death, the person designated as primary beneficiary for the executive’s Basic Life Insurance will receive the lump sum payment. If the primary beneficiary has predeceased the executive any contingent beneficiaries designated for the executive’s Basic Group Life insurance will receive the lump sum payment. If more than one person is named as the eligible beneficiary for the executive’s Basic Group Life insurance at date of death, the lump sum will be paid at the percentages designated for their respective interests as eligible beneficiaries of the executive’s Basic Group Life insurance. If their respective interests are not specified, their interests shall be several and equal. If a non-living entity such as a trust is named as beneficiary, or the executive should have no living beneficiary, the five year annuity payments will be converted to a lump sum for final payment.

(8)	The obligation to provide benefits under this Article II shall cease at the end of the five year annuity period or upon payment of a present value lump sum to multiple named beneficiaries, a trust or to the executive’s estate as described in Article II, Section VI (c) (6) and Article II, Section VI (c) (7) above.

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EXECUTIVE RETIREMENT PLAN
Article II, Section VI. (c) (9)
(9)	The Plan benefits under this Article II for active executives who were age 62 and above as of December 31, 2004 with a minimum of 10 years Part B or Part C credited service under the Retirement Program are grandfathered for benefit amounts accrued and vested through December 31, 2004, in accordance with IRC Section 409A, under the terms of the Plan in effect prior to January 1, 2007. Benefit amounts accrued and vested after December 31, 2004 for such grandfathered executives are payable only as a lifetime monthly annuity. Such grandfathered executives are not eligible for the five year annuity form of payment.

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EXECUTIVE RETIREMENT PLAN
Article III. Benefit Equalization Plan
Article III, Section I. Eligibility and Vesting
(a)	Eligibility to participate in this Article III shall be limited solely to those active executive level or separated executive level employees, or the designated beneficiaries of such active executive level or separated executive level employees, whose aggregate contributions and benefits under the S-SPP are in excess of the maximum limitations on compensation, contributions and benefits imposed by Sections 401(a)(17) and/or 415 of the Code.

(b)	For purposes of this Article III, the terms “designated beneficiary” or “designated beneficiaries” shall include surviving spouses and contingent beneficiaries. The term “Participant” shall refer to an eligible active executive level employee or a former executive level employee who has separated from service and is otherwise eligible for benefits under this Article III.

(c)	Eligible executives were immediately vested in any benefits accrued under Article III, Section II (a) prior to January 1, 2007.

(d)	Eligible executives will become vested in any benefits accrued on and after January 1, 2007 under Article III Section II (a) upon their attainment of age 55 with a minimum of 10 years’ credited service. For this purpose, credited service is as defined in the S-SPP.

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EXECUTIVE RETIREMENT PLAN
Article III, Section II. Amount of Benefits
(a)	An executive level employee who is eligible to participate in this Article III, or the designated beneficiary of such a deceased executive level employee who was eligible to participate in this Article III, shall be eligible to receive the value of the assets that would have been purchased with GM S-SPP matching contribution amounts and the S-SPP 1% GM Benefit Contribution, if eligible, plus related earnings on such assets, set forth in Article III, Section II (b) below, but for the maximum benefit limitations imposed under Section 415(c) of the Code and maximum compensation limits imposed under Section 401(a)(17) of the Code. The portion of the Plan that provides benefits in the event the maximum compensation limits under Section 401(a)(17) of the Code apply is an unfunded plan for the purpose of providing deferred compensation for a select group of management or highly compensated employees. The value of assets described in this Article III, Section II (a) shall be separately accounted for each employee or designated beneficiary.

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EXECUTIVE RETIREMENT PLAN
Article III, Section II (b)
(b)	Prior to April 1, 2007 earnings on the unfunded, notional account assets will be valued as though such amounts had been invested in the GM $1-2/3 par value Common Stock Fund under the S-SPP. Effective April 1, 2007 the value of the assets for each eligible executive shall be maintained in an unfunded, notional account that will be credited with earnings based on investment options as selected by the executive from the list below.
(1)	GM $1-2/3 Par Value Common Stock

(2)	Promark Income Fund

(3)	Pyramis Strategic Balanced Commingled Pool

(4)	Promark Large Cap Index Fund

(5)	Fidelity Emerging Market Fund

(6)	Fidelity Contrafund

(7)	Fidelity Diversified International
Commencing effective April 1, 2007, until such time as the executive makes an eligible investment choice, the executive’s account will be credited with earnings based on the Pyramis Strategic Balanced Commingled Pool. In the event any of the listed funds are discontinued, absent an election by the executive (if any), the notional amounts in such funds and future contributions that were designated for that fund will be transferred to the fund that such option is mapped to by the S-SPP.

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EXECUTIVE RETIREMENT PLAN
Article III, Section III. Payment of Benefits
(a)	For assets accrued and vested on or before December 31, 2004, payment of benefits in the amount determined pursuant to Article III, Section II (a) for separations prior to January 1, 2007, shall be payable to the Participant in a lump-sum amount on the earlier of the Participant’s request or as soon as practicable following such Participant’s total distribution of their S-SPP account. Such distributions will be based on the market value on the Business Day on which the request is received or the day in which the participant’s S-SPP account is totally distributed, as confirmed by the GM Benefits & Services Center provided that the request is received or the S-SPP account is totally distributed before the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. (EST). A withdrawal request received and confirmed by the GM Benefits & Services Center after the close of business of the NYSE, or on a weekend or holiday observed by the NYSE, will be based on the market value on the next Business Day.

(b)	For separations on and after January 1, 2007, payment of vested plan benefits, in the amount determined pursuant to Article III, Section II (a) will be converted to a five year monthly annuity form of payment.
(1)	Conversion of the account value at date of separation to a five year annuity will use the same discount rate applicable under Article II, Section VI (c) (5) at date of separation from service.

(2)	If the separated executive is eligible for payment of Executive Retirement Plan (ERP) benefits under Article II, payable as a five year annuity, payment of benefits as a five year annuity under this Article III will be combined with and paid coincident with ERP payments under Article II.

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EXECUTIVE RETIREMENT PLAN
Article III, Section III. (c)
(c)	The payment of benefits under Article III, Section III (a), and (b) above shall be reduced in an amount up to $5,000 per year as repayment of amounts that a Participant owes the Corporation or any subsidiary, for any reason, including benefit overpayments, wage overpayments, and amounts due under all incentive compensation plans. The Participant will be relieved of liability in the amount of the reduction following the payment to the Corporation.

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EXECUTIVE RETIREMENT PLAN
Article IV. Other Matters

Article IV, Section I.	Amendment, Modification, Suspension, or Termination by Corporation
(a)	The Corporation reserves the right, by and through the Executive Compensation Committee of the Board of Directors or its delegate, to amend, modify, suspend, or terminate this Plan in whole or in part, at any time. No oral statements can change the terms of this Plan. This Plan can only be amended, in writing, by the Board of Directors, the Executive Compensation Committee, or an appropriate individual or committee as designated by the Board of Directors or Executive Compensation Committee. The Corporation shall not terminate the Plan if such termination would result in tax and penalties under Section 409A of the Code, unless the Corporation acknowledges in writing that one of the results of a termination will be tax and penalties under the Code. Absent an express delegation of authority from the Board of Directors or the Executive Compensation Committee, no one has the authority to commit the Corporation to any benefit or benefits provision not provided for under this Plan or to change the eligibility criteria or other provisions of this Plan.

(b)	The Corporation may, from time-to-time and in its sole discretion, adopt limited early retirement provisions to provide retirements (i) during a specified period of time, (ii) at a specified level of benefits, and (iii) for identified executive employees. Any such early retirement provisions relating to the Plan that may be adopted by the Corporation are made a part of this Plan as though set out fully herein.

(c)	The Corporation may, from time-to-time and in its sole discretion, adjust the amount of an executive’s credited service used to determine the benefits under this Plan, or the amount of benefits payable to an executive under this Plan.

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EXECUTIVE RETIREMENT PLAN
Article IV Section II, Special Rules
(a)	Notwithstanding any provision of this Plan, no elections, modifications or distributions will be allowed or implemented if they would cause an otherwise eligible Participant to be subject to tax (including interest and penalties) under Section 409A of the Code, unless the Committee specifies in writing that such elections, modifications or distributions shall be made notwithstanding the impact of such tax (e.g. court order, adverse business conditions).

(b)	Specified employees, as defined by IRC 409A, will have a six month waiting period (or, if earlier, the date of death) before commencement of payment of any Plan benefits payable on account of a separation from service. During the six month waiting period, all amounts payable under this Plan will accumulate without interest and be paid effective with the seventh monthly payment.

(c)	If at the time of separation from service the present value of all benefits under the Plan is less than the dollar limit under Section 402(g) of the Code as adjusted by the Secretary of the Treasury ($15,500 for 2008) such amount shall be paid in a lump sum within 90 days of such separation.

(d)	Notwithstanding the provisions of the Plan to the contrary, under the provisions of Treasury Regulation Section 1.409A-3(j) benefits may be paid prior to the applicable payment date in the following events:
(1)	Pursuant to the terms of a Qualified Domestic Relations Order, as defined in Section 414(p) of the Code;

(2)	To comply with an ethics agreement with the federal government, or to avoid a violation any domestic or foreign ethics law or conflicts law;

(3)	To satisfy any Federal Insurance Contributions Act (FICA) tax obligations;

(4)	To pay the Participant an amount required to be included in income due to a failure of the Plan to comply with Section 409A of the Code;

(5)	Upon termination of the Plan;

(6)	To pay state, local or foreign taxes arising from participation in the Plan; and

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EXECUTIVE RETIREMENT PLAN
Article IV Section II, (d) (7)
(7)	To settle a bona fide dispute as to a Participant’s right to a Plan distribution.
Notwithstanding the above, other than suspension or forfeiture as set forth in Article I, Section IV (b) with respect to any benefits that are vested or in payment pursuant to the terms of this Plan, the prior Benefit Equalization Plan or the prior Supplemental Executive Retirement Program (SERP), no amendment, modification, suspension, or termination may reduce the vested rights or benefits of participants under this Plan, including benefits being provided to current executive retirees or their surviving spouse, without the participant’s, retiree’s, or surviving spouse’s written permission, unless such amendment, modification, suspension or termination is required by law.

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EXECUTIVE RETIREMENT PLAN
Article IV, Section III. Claim Denial Procedures
The Plan Administrator will provide adequate notice, in writing, to any Participant or beneficiary whose claim for benefits under the Plan has been denied, setting forth the specific reasons for such denial. The Participant or beneficiary will be given an opportunity for a full and fair review of a decision by the Plan Administrator denying a claim for benefits. An appeal may be filed with the Executive Compensation Committee of the Board of Directors, which has been delegated final discretionary authority to construe, interpret, apply, and administer the Plan. Such appeal to the Executive Compensation Committee must be filed, in writing, within 60 days from the date of the written decision from the Plan Administrator denying the claim for benefits. Such an appeal may be initiated by forwarding the request to General Motors Corporation, 300 Renaissance Center, Mail Code 482-C32-C61, P.O. Box 300, Detroit, Michigan 48265-3000. As a part of this review, the Participant or beneficiary must submit any written comments that may support their position. The Executive Compensation Committee shall be the final review authority with respect to appeals, and its decision shall be final and binding upon the Corporation and the participant or beneficiary.
Article IV, Section IV. Service of Legal Process
Service of legal process on General Motors Corporation may be made at any office of the CT Corporation. The CT Corporation, which maintains offices in 50 states, is the statutory agent for services of legal process on General Motors Corporation. The procedure for making such service generally is known to practicing attorneys. Services of legal process also may be made upon General Motors Corporation, 400 Renaissance Center, Mail Code 482-038-210, Detroit, Michigan 48265-4000.

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EXECUTIVE RETIREMENT PLAN
Article IV, Section V. Named Fiduciary
The Executive Compensation Committee of the Corporation’s Board of Directors shall be the Named Fiduciary with respect to the Plan. The Executive Compensation Committee may delegate authority to carry out such of its responsibilities, as it deems proper, to the extent permitted by ERISA.
Article IV, Section VI. Non-Assignability
It is a condition of this Plan, and all rights of each Participant shall be subject thereto, that to the full extent permissible by law no right or interest of any Participant in this Plan or in his or her account shall be assignable or transferable, in whole or in part, either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy, or in any other manner, and further excluding devolution by death or mental incompetence. No right or interest of any Participant in this Plan or in their account shall be liable for, or subject to, any obligation or liability of such Participant except as provided in Article II, Section VI (b).